EXHIBIT 23.1
                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        To SEACOR SMIT Inc.:


        As independent public accountants, we hereby consent to the incorporation of our reports dated February 15, 2000, included in this Form 10-K for the year ended December 31, 1999, into the Company's previously filed Registration Statements File Nos. 333-03534, 333-11705, 333-12637, 333-22249, and 333-20921.





                                                   Arthur Andersen LLP


        New Orleans, Louisiana
        March 29, 2000